                                                                    Exhibit 99.1

AMBAC                                           Ambac Assurance Corporation
                                                c/o CT Corporation Systems
CERTIFICATE GUARANTY INSURANCE POLICY           44 East Mifflin Street, Madison,
                                                  Wisconsin 53703
                                                Administrative Office
                                                One State Street Plaza, New
                                                  York, New York 10004
                                                Telephone:  (212) 668-0340


Insured Obligations:  $219,697,000              Policy Number:  AB0167BE
Norwest Asset Acceptance Corporation,
Asset Backed Certificates, Series
1998-HE1, Class A


                                                Premium: Calculated as set forth
                                                in the Certificate Guaranty
                                                Insurance Policy Endorsement
                                                attached hereto

AMBAC ASSURANCE CORPORATION (AMBAC) A Wisconsin Stock Insurance Company in consideration of the payment of the premium and subject to the terms of this Policy, hereby agrees unconditionally and irrevocably to pay to the Trustee for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts which shall become Due for Payment but shall be unpaid by reason of Nonpayment.

Ambac will make such payments to the Trustee from its own funds on the later of
(a) one (1) Business Day following notification to Ambac of Nonpayment or (b) the Business Day on which the Insured Amounts are Due for Payment. Such payments of principal or interest shall be made only upon presentation of an instrument of assignment in form and substance satisfactory to Ambac, transferring to Ambac all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligation. Ambac shall be subrogated to all the Holders' rights to payment on the Insured Obligations to the extent of the insurance disbursements so made. Once payments of the Insured Amounts have been made to the Trustee, Ambac shall have no further obligation hereunder in respect of such Insured Amounts.

In the event the Trustee for the Insured Obligations has notice that any payment of principal or interest on an Insured Obligation which has become Due for Payment and which is made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from Ambac to the extent of such recovery if sufficient funds are not otherwise available.

This Policy is noncancelable by Ambac for any reason, including failure to receive payment of any premium due hereunder. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of Ambac, nor against any risk other than Nonpayment, including failure of the Trustee to make any payment due Holders of Insured Amounts.

To the fullest extent permitted by applicable law, Ambac hereby waives and agrees not to assert any and all rights and defenses, to the extent such rights and defenses may be available to Ambac, to avoid payment of its obligations under this Policy in accordance with the express provisions hereof.

Any capitalized terms not defined herein shall have the meaning given such terms in the endorsement attached hereto or in the Agreement.

In witness whereof, Ambac has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officers in facsimile to become effective as their original signatures and binding upon Ambac by virtue of the countersignature of its duly authorized representative.

                                      SEAL

                                                                EXECUTED VERSION
                                                                ================

               CERTIFICATE GUARANTY INSURANCE POLICY ENDORSEMENT

Attached to and forming                         Effective Date of Endorsement:
part of Policy No. AB0167BE                                     April 30, 1998
issued to:

First Union National Bank, as Trustee
on behalf of, and for the benefit of the Holders of, the Asset Backed Certificates,
Series 1998-HE1, Class A Certificates
as Issued pursuant to the Agreement

     For all purposes of this Policy, the following terms shall have the following meanings:

     "Agreement" shall mean the Pooling and Servicing Agreement, dated as of April 30, 1998, by and among Norwest Asset Acceptance Corporation, as Depositor, Norwest Mortgage, Inc., as Seller and Servicer, Norwest Bank Minnesota, National Association, as Certificate Administrator, and the Trustee, as Trustee, without regard to any amendment or supplement thereto unless such amendment or supplement has been approved in writing by the Insurer.

     "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York City, Maryland or North Carolina or in the city in which the corporate trust office of the Trustee under the Agreement or the Insurer is located are authorized or obligated by law or executive order to close.

     "Deficiency Amount" shall mean, with respect to any Distribution Date, the excess, if any, of (i) the sum of (a) the Interest Distribution Amount and (b) the Subordination Deficit and (c) on the Final Scheduled Distribution Date, the Class Certificate Principal Balance (after application of any Principal Distribution Amount to be paid with respect to such date), over (ii) the Available Funds (after any deduction for the Administration Fee and Premium Amount and after taking into account the portion of the Principal Distribution Amount to be actually distributed on such Distribution Date without regard to any related Insured Amount to be paid with respect to such Distribution Date).

     "Due for Payment" shall mean the Distribution Date on which Insured Amounts are due.

     "Final Distribution Date" shall mean the Distribution Date occurring in April 2028.

     "First Distribution Date" shall mean May 25, 1998.

     "Holder" shall mean any person who is the registered owner or beneficial owner of any of the Class A Certificates and who, on the applicable Distribution Date, is entitled under the terms of the Class A Certificates to payment thereunder.

     "Insurance Agreement" shall mean the Insurance and Indemnity Agreement (as may be amended, modified or supplemented from time to time), dated as of April 30, 1998, by and among the Insurer, Norwest Mortgage, Inc., as Seller of the Home Equity Loans to the Depositor and as Servicer, the Depositor, the Certificate Administrator and First Union National Bank, as Trustee.

     "Insurance Policy" or "Policy" shall mean this Certificate Guaranty Insurance Policy together with each and every endorsement hereto.

     "Insured Amounts" shall mean, with respect to any Distribution Date, (a) any Deficiency Amount and (b) any Preference Amount (without duplication) which occurs prior to the related Determination Date.

     "Insured Obligations" or "Obligations" shall mean the Class A Certificates.

     "Insured Payments" shall mean, with respect to any Distribution Date, the aggregate amount actually paid by the Insurer to the Trustee in respect of Insured Amounts for such Distribution Date.

     "Insurer" shall mean Ambac Assurance Corporation, or any successor thereto, as issuer of the Insurance Policy.

     "Late Payment Rate" shall mean the lesser of (a) the per annum rate of interest publicly announced from time to time by Citibank, N.A. as its prime or base lending rate (any change in such rate of interest to be effective on the date such change is announced by Citibank, N.A.) and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days for any Distribution Date.

     "Nonpayment" shall mean, with respect to any Distribution Date, an Insured Amount owing in respect of such Distribution Date.

     "Notice" shall mean the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A to the Policy, the original of which is subsequently delivered by registered or certified mail from the Trustee specifying the Insured Amount which shall be due and owing on the applicable Distribution Date.

     "Preference Amount" shall mean any amount previously distributed to a Holder that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code, as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

     "Premium Percentage" shall have the meaning set forth in the Insurance Agreement.

     "Reimbursement Amount" shall mean, as to any Distribution Date, the sum of
(x) (i) all Insured Payments paid by the Insurer, but for which the Insurer has not been reimbursed prior to such Distribution Date pursuant to Section 5.01 of the Agreement, plus (ii) interest accrued thereon, calculated at the Late
               ----
Payment Rate from the date the Trustee received the related Insured Payments, and (y) (i) any other amounts then due and owing to the Insurer under the Insurance Agreement, but for which the Insurer has not been reimbursed prior to such Distribution Date pursuant to Section 5.01 of the Agreement, plus (ii)
                                                                  ----
interest on such amounts at the Late Payment Rate.

     "Trustee" shall mean, for the purposes of the Policy, First Union National Bank, or any successor thereto under the Agreement.

     Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement as of the date of execution of the Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

     The Insurer hereby agrees that if, as of any Distribution Date, it has become subrogated to the rights of Holders by virtue of a previous payment under this Policy, no recovery of such payment will occur unless the full amount of the Holders' allocable distributions for such Distribution Date can be made. In so doing, the Insurer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it under the Agreement.

     As provided by the Policy, the Insurer will pay any amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Distribution Date on which the related Insured Amount is due or the Business Day following receipt in New York, New York on a Business Day by the Insurer of a Notice; provided that, if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making claim under the Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Insurer shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

     The terms and provisions of the Agreement constitute the instrument of assignment referred to in the second paragraph of the face of this Policy.

     A premium will be payable on this Policy on each Distribution Date as provided in Section 5.01 of the Agreement, beginning with the First Distribution Date, in an amount equal to 1/12th of the product of (i) the Premium Percentage and (ii) the Class Certificate Principal Balance on the immediately prior Distribution Date (after giving effect to any distributions to be made on such Distribution Date); provided that on the First Distribution Date, the premium will be equal to 1/12th of the product of the (i) Premium Percentage and (ii) Original Class Certificate Principal Balance; provided further that for any Distribution Date on which the Insurer has failed to make a payment required under the Policy, no premium will be payable.

     The insurance provided by the Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

     The Policy to which this Endorsement is attached and of which it forms a part is hereby amended to provide that there shall be no acceleration payment due under the Policy unless such acceleration is at the sole option of the Insurer. This Policy does not cover shortfalls, if any, attributable to the liability of the Trust Fund, the REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

     Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated.

     This Policy is issued under and pursuant to, and shall be construed under, the laws of the State of North Carolina (without giving effect to the conflict of laws provisions thereof).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                   EXHIBIT A

                  TO THE CERTIFICATE GUARANTY INSURANCE POLICY
                  --------------------------------------------
                              Policy No. AB0167BE

                        NOTICE OF NONPAYMENT AND DEMAND
                         FOR PAYMENT OF INSURED AMOUNTS

                                            Date:  [             ]

AMBAC ASSURANCE CORPORATION
One State Street Plaza
New York, New York  10004
Attention:  General Counsel

     Reference is made to Certificate Guaranty Insurance Policy No. AB0167BE (the "Policy") issued by Ambac Assurance Corporation ("Ambac"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy and the Agreement, as the case may be, unless the context otherwise requires.

     The Trustee hereby certifies as follows:

     1. The Trustee is the Trustee under the Agreement for the Class A Certificates.

     2.  The relevant Distribution Date or Final Distribution Date is [date].

     [3. Payment on the Class A Certificates in respect of the Distribution Date is due to be received on ____________________________ under the
         Agreement, in an amount equal to $_____________________.

     3. The amount to be paid to the Holders of the Class A Certificates on the Final Distribution Date is $__________.]

     4.  There is a Deficiency Amount and/or Preference Amount of
         $________________ in respect of the Class A Certificates, which amount is an Insured Amount pursuant to the terms of the Agreement.

     5. The sum of $__________________ is the Insured Amount that is Due for Payment.

     6. The Trustee has not heretofore made a demand for the Insured Amount in respect of the Distribution Date.

7. The Trustee hereby requests the payment of the Insured Amount that is Due for Payment be made by Ambac under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to:

    [____________________

    _____________________

    _____________________

    _____________________]

    [Trustee's account number.]

8. The Trustee hereby agrees that, following receipt of the Insured Amount from Ambac, it shall (a) hold such amounts in trust and apply the same directly to the distribution of payment on the Class A Certificates when due; (b) not apply such funds for any other purpose; (c) deposit such funds to the Certificate Insurance Payments Account and not commingle such funds with other funds held by the Trustee and (d) maintain an accurate record of such payments with respect to the Class A Certificates and the corresponding claim on the Policy and proceeds thereof.

                                         [Name of Trustee]

                                         By:
                                            ------------------------------
                                         Title:
                                               ---------------------------
                                                         (Officer)

                                      A-2